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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    April 20, 1995
                                                 --------------------
                              Dean Foods Company
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            (Exact name of registrant as specified in its charter)

       Delaware                      0-1118                    36-0984820
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(State or other jurisdiction   (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)

   3600 N. River Road           Franklin Park, IL                   60131
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (708) 678-1680
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         (Former name of former address, if changed since last report)
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Item 5.  Other Events.
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     On April 20, 1995, Dean Foods Company (the "Company"), filed a Prospectus
Supplement dated April 20, 1995 to the Prospectus dated April 13, 1995, with the Securities and Exchange Commission (the "Commission") relating to the offering from time to time of up to $200,000,000 aggregate principal amount of its Senior Medium-Term Notes, Series A (the "Notes"). The exhibits listed below in "Item
7. Financial Statements and Exhibits" are filed herewith in connection with the Company's Registration Statement on Form S-3 (Reg. No. 33-57353), as amended, originally filed with the Commission on January 19, 1995, which relates to the Notes.

Item 7.  Financial Statements and Exhibits.
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     Exhibits

1.3 Distribution Agreement dated April 20, 1995, between Dean Foods Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., relating to $200,000,000 aggregate principal amount of Senior Medium-Term Notes, Series A.

4.5  Form of Fixed Rate Senior Medium-Term Note, Series A.

4.6  Form of Floating Rate Senior Medium-Term Note, Series A.

12   Calculation of Ratio of Earnings to Fixed Charges.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Dean Foods Company
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                                    (Registrant)


Date: May 2, 1995                   /s/ Dale I. Hecox
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                                    Treasurer - Principal
                                    Accounting and Financial
                                    Officer